Filed pursuant to Rule 497

Registration No. 333-219127

BLACKSTONE / GSO FLOATING RATE ENHANCED INCOME FUND

Supplement No. 5, dated October 1, 2018, to the

Prospectus, dated January 2, 2018 (the “Prospectus”),

for Common Shares of Beneficial Interest

Management Fee Waiver

As described in the Prospectus, the investment advisory agreement between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser at an annual rate equal to 1.00% of the average daily value of the Fund’s net assets (the “Management Fee”). The Adviser had voluntarily agreed to temporarily waive its Management Fee until June 30, 2018 and then temporarily reduce its Management Fee to an annual rate equal to 0.15% of the average daily value of the Fund’s net assets from July 1, 2018 until September 30, 2018. The Adviser has voluntarily agreed to temporarily reduce its Management Fee to an annual rate equal to 0.30% of the average daily value of the Fund’s net assets effective from October 1, 2018 until December 31, 2018. The Adviser may, in its sole discretion and at any time (including prior to December 31, 2018), elect to extend, terminate or modify its temporary reduction upon written notice to the Fund. As a result, all references in the Prospectus in this context to September 30, 2018 are amended to refer to December 31, 2018.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.